GABELLI GLOBAL SERIES FUNDS, INC.
                       Supplement dated December 14, 1998
                       To Prospectus dated April 15, 1998



         Fund expense information reflected on page 2 of the Company's prospectus dated April 15, 1998 for the Gabelli Global Opportunity Fund has been amended. The Adviser has agreed, until further notice, to voluntarily waive its investment advisory fee of 1.00% of average daily net assets for the Gabelli Global Opportunity Fund and reimburse expenses to the extent necessary to maintain the Total Fund Operating Expenses at the level set forth in the table below. The restated Fund expenses are as follows:


           Annual Fund Operating Expenses (as a percentage of average daily net assets):
           Management Fees....................................          1.00%
           12b-1 Fees.........................................          0.25%
           Other Expenses.....................................          1.25%
           Fee Waiver and Expense Reimbursement...............          1.50%
               Total Operating Expenses ......................          1.00%
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Example:                                                 1 Year       3 Years
--------                                                 ------       -------
You would pay the following expenses on a $1,000 investment assuming a 5% annual return:

    Gabelli Global Opportunity Fund..................     $ 10         $ 32

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         The  amounts  listed  in  the  example  should  not  be  considered  as representative of future expenses, and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, actual performance will vary and may result in an actual return greater or less than 5%.

         The information contained in the foregoing table is provided to assist you in understanding the various direct and indirect costs and expenses that an investor would bear in a fund with average assets of $20 million.